SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report, Earliest Event Reported:                9/25/00


STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the
Trust Agreement, dated as of January 1, 2000, providing for the issuance of Structured Asset Securities Corporation, Mortgage
Pass-Through Certificates, Series 2000-1)

Structured Asset Securities Corporation
(Exact name of registrant as specified in its charter)


Delaware                   333-68513-09
(State or Other            (Commission
Jurisdiction               File Number)
of Incorporation)


74-2440850
(I.R.S. Employer
Identification No.)


          200 Vesey Street
         New York, New York                        10285
         (Address of Principal                   (Zip Code)
         Executive Offices)


Registrant's telephone number:               (212) 526-5594


Item 5.  Other Events.

On Behalf of Structured Assets Securities Corporation,
Series 2000-1, Mortgage Pass-Through Certificates, a Trust created pursuant to the Pooling and Servicing Agreement, dated January 1, 2000 by U.S. Bank National Association, as trustee for the Trust, the Trustee has caused to be filed with the Commission, the Monthly Report dated September 25, 2000. The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current Commission policy in the area. The filing of the Monthly distribution to the holders of the Certificates, Due

A.       Monthly Report Information:
         See Exhibit No. 1

B.       Have any deficiencies occurred?   NO.
                           Date:
                           Amount:

C.       Item 1: Legal Proceedings:                            NONE

D.       Item 2: Changes in Securities:                        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-catholders: NONE

F.       Item 5: Other Information - Form 10-Q, Part II -
         Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statementsand Exhibits

Information and Exhibits.

Exhibit No. 1

Structured Asset Securities Corporation
Mortgage Pass-Through Certificates, Series 2000-1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

Distribution Date:                    9/25/00


             Beginning
Class         Balance
   1-A1                    45,642,200.00
   1-A2                    66,318,727.62
  1-A3*                    66,318,727.62
   1-A4                      5,524,000.00
  1-A5*                      7,713,675.55
  1-A6*                      3,833,333.33
   1-A7                    30,000,000.00
  1-AP**                     6,951,076.27
   2-A1                    83,651,250.00
   2-A2                    69,775,976.30
   2-A3                    40,000,000.00
  2-A4**                     1,500,000.00
  2-A5**                     4,019,705.95
  2-AP**                        240,786.77
   3-A                     37,641,284.99
  3-AP**                     1,114,261.57
   AX*                       2,903,252.63
    B1                     12,543,144.08
   B1X*                         121,743.56
    B2                       5,557,290.35
   B2X*                           53,939.11
    B3                       3,016,076.78
    B4                       1,905,413.46
    B5                          794,750.15
    B6                       1,590,194.83
    R                 0.00

TOTAL:                   417,786,139.12


Class        Principal
 1-A1                           715,400.00
 1-A2                        1,784,439.97
 1-A3*                 N/A
 1-A4                                         -
 1-A5*                 N/A
 1-A6*                 N/A
 1-A7                                         -
 1-AP**                           54,162.38
 2-A1                           965,250.00
 2-A2                           828,774.22
 2-A3                                         -
 2-A4**                                       -
 2-A5**                           53,263.16
 2-AP**                                279.84
 3-A                            255,493.11
 3-AP**                             3,500.68
 AX*                   N/A
 B1                               12,324.89
 B1X*                  N/A
 B2                                 5,460.59
 B2X*                  N/A
 B3                                 2,963.60
 B4                                 1,872.26
 B5                                    780.92
 B6                                 1,562.53
R                     0.00

TOTAL:                       4,685,528.15

               Class
              Accrued
Class         Interest
   1-A1                         289,067.27
   1-A2                         407,307.52
  1-A3*                           90,082.94
   1-A4                           36,826.67
  1-A5*                           57,852.57
  1-A6*                           28,750.00
   1-A7                         196,250.00
  1-AP**               N/A
   2-A1                         522,820.31
   2-A2                         436,099.85
   2-A3                         258,333.33
  2-A4**               N/A
  2-A5**               N/A
  2-AP**               N/A
   3-A                          227,416.10
  3-AP**               N/A
   AX*                            19,355.01
    B1                            86,234.12
   B1X*                                836.99
    B2                            38,206.37
   B2X*                                370.83
    B3                            20,936.79
    B4                            13,226.86
    B5                              5,516.94
    B6                            11,038.70
    R                                    41.65

TOTAL:                       2,746,570.82

           Realized Loss
            of Principal
Class        Allocated
   1-A1               0.00
   1-A2               0.00
  1-A3*                N/A
   1-A4               0.00
  1-A5*                N/A
  1-A6*                N/A
   1-A7               0.00
  1-AP**              0.00
   2-A1               0.00
   2-A2               0.00
   2-A3               0.00
  2-A4**              0.00
  2-A5**              0.00
  2-AP**              0.00
   3-A                0.00
  3-AP**              0.00
   AX*                 N/A
    B1                0.00
   B1X*                N/A
    B2                0.00
   B2X*                N/A
    B3                0.00
    B4                0.00
    B5                0.00
    B6                0.00
    R                 0.00

TOTAL:               $0.00


         Net Prepmt        Current
         Interest          Interest
Class    Shortfall Amt     Shortfall (2)
 1-A1                 0.00              0.00
 1-A2                 0.00              0.00
 1-A3*                0.00              0.00
 1-A4                 0.00              0.00
 1-A5*                0.00              0.00
 1-A6*                0.00              0.00
 1-A7                 0.00              0.00
 1-AP**                N/A               N/A
 2-A1                 0.00              0.00
 2-A2                 0.00              0.00
 2-A3                 0.00              0.00
 2-A4**                N/A               N/A
 2-A5**                N/A               N/A
 2-AP**                N/A               N/A
 3-A                  0.00              0.00
 3-AP**                N/A               N/A
 AX*                  0.00              0.00
 B1                   0.00              0.00
 B1X*                 0.00              0.00
 B2                   0.00              0.00
 B2X*                 0.00              0.00
 B3                   0.00              0.00
 B4                   0.00              0.00
 B5                   0.00              0.00
 B6                   0.00              0.00
R                     0.00              0.00

TOTAL:               $0.00             $0.00

         Outstanding
         Interest          Remaining
Class    Shortfall         Balance
 1-A1                 0.00                   44,926,800.00
 1-A2                 0.00                   64,534,287.65
 1-A3*                0.00                   64,534,287.65
 1-A4                 0.00                     5,524,000.00
 1-A5*                0.00                     7,602,390.23
 1-A6*                0.00                     3,833,333.33
 1-A7                 0.00                   30,000,000.00
 1-AP**                N/A                     6,896,913.89
 2-A1                 0.00                   82,686,000.00
 2-A2                 0.00                   68,947,202.08
 2-A3                 0.00                   40,000,000.00
 2-A4**                N/A                     1,500,000.00
 2-A5**                N/A                     3,966,442.79
 2-AP**                N/A                        240,506.93
 3-A                  0.00                   37,385,791.88
 3-AP**                N/A                     1,110,760.89
 AX*                  0.00                     2,888,393.41
 B1                   0.00                   12,530,819.19
 B1X*                 0.00                        122,226.78
 B2                   0.00                     5,551,829.76
 B2X*                 0.00                          54,153.52
 B3                   0.00                     3,013,113.18
 B4                   0.00                     1,903,541.20
 B5                   0.00                        793,969.23
 B6                   0.00                     1,588,632.30
R                     0.00              0.00

TOTAL:               $0.00   $413,100,610.97


AMOUNTS PER $1,000 UNIT

         Beginning         Principal         Interest
Class    Balance           Distribution      Distribution
 1-A1            901.129319         14.124383          5.707152
 1-A2            877.231847         23.603703          5.387666
 1-A3            877.231847               N/A          1.191573
 1-A4           1000.000000          0.000000          6.666667
 1-A5            908.274851               N/A          6.812062
 1-A6           1000.000000               N/A          7.500000
 1-A7           1000.000000          0.000000          6.541667
 1-AP            947.110666          7.379831               N/A
 2-A1            925.263804         10.676599          5.782899
 2-A2            861.431806         10.231780          5.383949
 2-A3           1000.000000          0.000000          6.458333
 2-A4           1000.000000          0.000000               N/A
 2-A5            899.748175         11.922124               N/A
 2-AP            968.037606          1.125044               N/A
 3-A             936.097533          6.353834          5.655589
 3-AP            955.511872          3.001935               N/A
 AX              897.509675               N/A          5.983396
 B1              993.437675          0.976152          6.829884
 B1X            1027.698596               N/A          7.065453
 B2              993.437674          0.976151          6.829884
 B2X            1027.701137               N/A          7.065419
 B3              993.437675          0.976153          6.896176
 B4              993.437675          0.976152          6.896173
 B5              993.437688          0.976150          6.896175
 B6              993.437686          0.976155          6.896174
R                  0.000000          0.000000        416.541174

AMOUNTS PER $1,000 UNIT

         Realized Loss                       Current Period
         of Principal      Remaining         Pass-Through
Class    Allocated         Balance           Rate
 1-A1               0.00000         887.00494            7.600%
 1-A2               0.00000         853.62814            7.370%
 1-A3                   N/A         853.62814            1.630%
 1-A4               0.00000        1000.00000            8.000%
 1-A5                   N/A         895.17116            9.000%
 1-A6                   N/A        1000.00000            9.000%
 1-A7               0.00000        1000.00000            7.850%
 1-AP               0.00000         939.73083            0.000%
 2-A1               0.00000         914.58720            7.500%
 2-A2               0.00000         851.20003            7.500%
 2-A3               0.00000        1000.00000            7.750%
 2-A4               0.00000        1000.00000            0.000%
 2-A5               0.00000         887.82605            0.000%
 2-AP               0.00000         966.91256            0.000%
 3-A                0.00000         929.74370            7.250%
 3-AP               0.00000         952.50994            7.000%
 AX                     N/A         892.91610            8.000%
 B1                 0.00000         992.46152            8.250%
 B1X                    N/A        1031.77766            8.250%
 B2                 0.00000         992.46152            8.250%
 B2X                    N/A        1031.78634            8.250%
 B3                 0.00000         992.46152            8.330%
 B4                 0.00000         992.46152            8.330%
 B5                 0.00000         992.46154            8.330%
 B6                 0.00000         992.46153            8.330%
R                   0.00000           0.00000            9.000%

Reports to Certificateholders
Trust Agreement Dated January 1, 2000
(Pursuant to Section 4.03)

                                Group 1           Group 2
i) Beg Agg Sch'd Prin Bal  169,083,228.28    85,831,128.55
Scheduled Principal        103,349.12        61,790.88
Curtail and Paid in Full   40,636.19         10,344.41
Paid in Full               2,418,913.48      182,738.99
Liquidation Proceeds       0.00              0.00
Insurance Proceeds         0.00              0.00
Realized Loss              0.00              0.00
End Agg Sch'd Prin Bal     166,520,329.49    85,576,254.27
Non-AP Balance             162,132,152.02    85,590,341.24

                                Group 3            Total
i) Beg Agg Sch'd Prin Bal  42,280,575.35     297,194,932.18
Scheduled Principal        130,105.05        295,245.05
Curtail and Paid in Full   82,733.05         133,713.65
Paid in Full               57,022.07         2,658,674.54
Liquidation Proceeds       0.00              0.00
Insurance Proceeds         0.00              0.00
Realized Loss              0.00              0.00
End Agg Sch'd Prin Bal     42,010,715.18     413,100,610.97
Non-AP Balance             41,166,312.82     288,888,806.08

ii) Aggregate Advances:         Group 1
Principal Advances                                  93,110.28
Interest Advances                              1,134,229.78

ii) Aggregate Advances:         Group 2
Principal Advances                                  53,849.96
Interest Advances                                 498,227.53

ii) Aggregate Advances:         Group 3
Principal Advances                                  97,450.97
Interest Advances                                 192,433.48

ii) Aggregate Advances:          Total
Principal Advances                                244,411.21
Interest Advances                              1,824,890.79

  #REF!                    Realized Losses
Realized Losses                 Current         Since Cutoff
         Group 1                        0.00              0.00
         Group 2                        0.00              0.00
         Group 3                        0.00              0.00
         Total                          0.00              0.00

                                Group 1           Group 2
iv) Servicing Fee                  46,535.26         17,881.46
Master Servicing Fee                2,817.96          1,430.55
Trustee Fee                           915.87            464.92

                                Group 3            Total
iv) Servicing Fee                   8,808.40         73,225.12
Master Servicing Fee                  704.71          4,953.22
Trustee Fee                           229.02          1,609.81

v) Mortgage Loans Outstanding and Delinquency Information:
                           Outstanding Loans
                                 Count            Balance
Group 1                                1,079   $166,520,329.49
Group 2                                  224    $85,576,254.27
Group 3                                  213    $42,010,715.18
Total                                  1,516   $294,107,298.94

                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                   28     $4,785,306.44
Group 2                                    8     $3,211,089.77
Group 3                                    1       $158,159.06
Total                                     37     $8,154,555.27

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                   13     $2,626,613.05
Group 2                                    2       $637,925.40
Group 3                                    0             $0.00
Total                                     15     $3,264,538.45

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    9     $1,535,275.19
Group 2                                    4     $2,303,395.38
Group 3                                    0             $0.00
Total                                     13     $3,838,670.57

vi) Delinquency Information for Mortgage Loans in Foreclosure Proceedings
                           31-60 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

                           61-90 Days Delinquent
                                 Count            Balance
Group 1                                    0             $0.00
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      0             $0.00

                           91 Days+ Delinquent
                                 Count            Balance
Group 1                                    7     $1,457,431.81
Group 2                                    0             $0.00
Group 3                                    0             $0.00
Total                                      7     $1,457,431.81

vii) Mortgage Loans becoming REO Prop during preceding month:
               Group            Loan No.

              Prin Bal      Deemed Prin Bal


viii) Deleted and Qualifying Substitute Mortgage Loans
               Group            Loan No.          Prin Bal


                           Senior Certs
                                Group 1           Group 2
ix) Accrued and Unpaid Prin             0.00              0.00
Accrued and Unpaid Int                  0.00              0.00

                           Senior Certs
                                Group 3
ix) Accrued and Unpaid Prin             0.00
Accrued and Unpaid Int                  0.00

                              Subordinate
                              Certificates         Total
ix) Accrued and Unpaid Prin             0.00              0.00
Accrued and Unpaid Int                  0.00              0.00

x) Purchased Mortgage Loans
               Group          Loan Number    Principal Balance


xi) Class 2-A3 Guar Distribs paid                         0.00

xii) Class 2-A3 Cert Insur Prem                       1,000.00

xii) Withdrawals from Class 2-A3 Res Fund                 0.00



                                             SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           STRUCTURED ASSET SECURITIES CORPORATION


                           By: /s/ Eve Kaplan
                           Name: Eve Kaplan
                           Title: Vice President


         Dated:            9/30/2000